UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934


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Date  of  Report   (Date  of  earliest   event   reported):   June  15th,   1999
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                          WAVERIDER COMMUNICATIONS INC.
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               (Exact name of registrant as specified in charter)


                                     NEVADA
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         (State or other jurisdiction of incorporation or organization)



               0-25680                              33-0264030
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      (Commission File Number)        (I.R.S. Employer Identification Number)



         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
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               (Address of principal executive offices) (Zip Code)



                                 (416) 502-3200
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              (Registrant's telephone number, including area code)



         235 Yorkland Blvd, Suite 1101, Toronto, Ontario, Canada M2J 4Y8
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          (Former name or former address, if changed since last report)

Item 2.    Acquisition of Transformation Techniques Inc.

On June 15, 1999, WaveRider Communications Inc. ("WaveRider" or the "Company"), finalized a merger agreement between Transformation Techniques, Inc. ("TTI") and a newly incorporated subsidiary, TTI Merger Inc. The new subsidiary subsequently changed its name to WaveRider Communications (USA) Inc.

Under the terms of the merger agreement, WaveRider issued 256,232 shares of common stock, having a market value of $442,000 and paid $253,985 in cash on closing and will pay an additional $99,000, in monthly installments over the subsequent 11 months to Mr. Peter Bonk, the sole shareholder of TTI, and TTI was merged into TTI Merger Inc. Prior to the merger agreement Mr. Bonk had no shareholding in or affiliation with WaveRider. The cash portion of the purchase has been and will be paid from working capital. Of the cash proceeds, $94,985 was immediately paid by the former shareholder to the new subsidiary to retire an existing shareholder loan.

TTI is a leader in the design and manufacture of wireless radio frequency communications systems, offering wireless data, bridging and LAN connectivity systems in both licensed and unlicensed frequencies. TTI has product design, manufacturing and head office facilities in Cleveland, Ohio as well as sales and support operations in San Diego, California and Baton Rouge, Louisiana.
WaveRider intends to further develop TTI's existing sales and support infrastructure to increase its expansion into the US, in a new subsidiary, WaveRider Communications (USA) Inc.

"The acquisition of TTI and their excellent staff and customer base will accelerate our North American expansion strategy," says WaveRider's president/CEO Bruce Sinclair. "We are investing in this existing employee/client foundation to increase our sales and customer support operations in the United States."

The acquisition of TTI also gives WaveRider an expanded product portfolio. TTI's wireless bridge products have data throughput speeds ranging from 2 to 11 Mbps. The high-speed products combined with WaveRider's software and Internet networking capabilities gives WaveRider the broadest range of wireless bridging products and accessories in the industry.

The purchase of TTI will cut development time and cost for WaveRider. TTI's bridging hardware will be integrated with WaveRider's real-time operating system, network management and routing software, creating a basic architectural platform for future product developments.

The purchase has been completed for a combination of shares and cash, which have no material impact on WaveRider's cash and equity position.


Item 5.    Other Events

The Company moved it's principal executive offices to 255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4. The Company's phone number has remained the same.

Item 7.    Financial Statements

Financial Statements are not being presented as the merger does not meet the requirements necessary as outlined in Rule 3-05 of Regulation S-X

           Exhibits

10.1 Merger Agreement between WaveRider Communications Inc. and TTI Merger Inc. and Transformation Techniques, Inc. and Peter Bonk dated June 15, 1999.

10.2 Employment  agreement  between Mr. Peter Bonk and WaveRider  Communications
     (USA) Inc, dated June 11, 1999.

Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-k to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 29, 1999



                                                  WaveRider Communications Inc.

                                                  Per: /s/ Bruce Sinclair
                                                  ------------------------------
                                                  Bruce Sinclair, President